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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 14, 2006


                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         California                     0-23001                  95-3876317
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)


                                 (310) 330-2700
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                         (Registrant's Telephone Number)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
            AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Signature Eyewear, Inc. (the "Company") entered into a new Loan and Security Agreement (the "Loan Agreement") dated December 14, 2006 with Home Loan and Investment Company ("HLIC") that provides for a loan in the amount of $750,000. This Loan Agreement replaces the Business Loan Agreement dated October 31, 2005 between the Company and HLIC. The proceeds of the loan were used to repay the loan under the Business Loan Agreement and costs and expenses of the new loan.

The terms of the new loan are substantially similar to the prior loan, except that the maturity date was extended to April 21, 2008 from July 31, 2007. The new loan bears interest at the rate of 12% per annum payable monthly, is secured by all of the Company's assets, and may be prepaid at any time without premium or penalty. The Company must comply with certain covenants including among others that without the consent of HLIC it may not incur any additional debt, encumber any of its assets, merge with any other entity, acquire another business, or sell any assets outside the ordinary course of business, and must maintain total current assets of $7 million.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2006                    SIGNATURE EYEWEAR, INC.



                                            By: /s/ Michael Prince
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                                                Michael Prince
                                                Chief Executive Officer



























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